UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2018 (January 17, 2018)

LIBERTY OILFIELD SERVICES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38081	81-4891595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 17th Street, Suite 2400

Denver, Colorado 80202

(Address of principal executive offices)

(Zip Code)

(303) 515-2800

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On January 18, 2018, Liberty Oilfield Services Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) with the Securities and Exchange Commission to report the closing of the Company’s initial public offering. This Amendment No. 1 to the Current Report on Form 8-K/A amends Item 9.01 of the Initial 8-K solely to file the correct Amended and Restated Bylaws of the Company adopted on January 17, 2018, as Exhibit 3.2.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

1.1**	Underwriting Agreement, dated as of January 11, 2018, by and among Liberty Oilfield Services Inc., Liberty Oilfield Services New HoldCo LLC, R/C Energy IV Direct Partnership, L.P., Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

2.1**	Master Reorganization Agreement, dated as of January 11, 2018, by and among Liberty Oilfield Services Inc., Liberty Oilfield Services Holdings LLC, Liberty Oilfield Services New HoldCo LLC, and the other parties named therein

3.1**	Amended and Restated Certificate of Incorporation of Liberty Oilfield Services Inc.

3.2*	Amended and Restated Bylaws of Liberty Oilfield Services Inc.

4.1**	Stockholders Agreement, dated as of January 17, 2018, by and among Liberty Oilfield Services Inc., R/C IV Liberty Oilfield Services Holdings, L.P., R/C Energy IV Direct Partnership, L.P., and the other parties named therein

10.1**	Second Amended and Restated Limited Liability Company Operating Agreement of Liberty Oilfield Services New HoldCo LLC

10.2**	Tax Receivable Agreement, dated January 17, 2018, by and among Liberty Oilfield Services Inc., R/C Energy IV Direct Partnership, L.P., and R/C Energy IV Direct Partnership, L.P., as agent

10.3**	Tax Receivable Agreement, dated January 17, 2018, by and among Liberty Oilfield Services Inc. and the other parties named therein

10.4**	Registration Rights Agreement, dated January 17, 2018, by and among Liberty Oilfield Services Inc. and the other parties named therein

10.5**	Liberty Oilfield Services Inc. Long Term Incentive Plan

10.6**	Liberty Oilfield Services Inc. Legacy Restricted Stock Plan

10.7**	Indemnification Agreement (Christopher A. Wright)

10.8**	Indemnification Agreement (Michael Stock)

10.9**	Indemnification Agreement (Ron Gusek)

10.10**	Indemnification Agreement (Brett Staffieri)

10.11**	Indemnification Agreement (N. John Lancaster)

10.12**	Indemnification Agreement (Cary Steinback)

10.13**	Indemnification Agreement (Peter A. Dea)

10.14**	Indemnification Agreement (William Kimble)

10.15**	Indemnification Agreement (Ken Babcock)

10.16**	Indemnification Agreement (Jesal Shah)

10.17**	Indemnification Agreement (Sean Elliot)

10.18**	Indemnification Agreement (Ryan Gosney)

*	Filed herewith.
**	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY OILFIELD SERVICES INC.

By:	/s/ R. Sean Elliott
R. Sean Elliott
Vice President and General Counsel

Dated: January 22, 2018